Exhibit 10.6

UNITED BANK

West Springfield, Massachusetts

INCENTIVE PLAN

2004

UNITED BANK

West Springfield, Massachusetts

INCENTIVE PLAN

Table of Contents

Page
Introduction and Highlights of Incentive Plan for 2004	1-2

Incentive Plan

Section I - Definitions	3

Section II - Participation	4

Section III - Activating the Plan	4

Section IV - Calculation of Awards	4

Section V - Distribution of Awards	5

Section VI - Plan Administration	5

Section VII - Amendment, Modification, Suspension or Termination	5

Section VII - Effective Date	6

Section IX - Employer Relations with Participants	6

Section X - Governing Law	6

Section XI - President’s Discretion	6

2004 Performance Goals	Appendix A

Distribution of Awards	Appendix B

UNITED BANK

West Springfield, Massachusetts

Introduction and Highlights of

Incentive Plan for 2004

Thomas Warren and Associates has been retained by the United Bank to develop an incentive plan. It is important to examine the benefits which accrue to the organization through the operation of the incentive plan.

•	Provides Motivation: The opportunity for incentive awards provides all employees with the impetus to “stretch” for challenging, yet attainable, goals.

•	Provides Retention: by enhancing the bank’s competitive compensation posture.

•	Provides Team Building: by making the incentive award dependent on the attainment of bank goals, a “team orientation” is fostered among all employees.

•	Provides Competitive Compensation Strategy: The implementation of incentive arrangements is common in the banking industry today.

The highlights of the incentive plan included in the following pages are as follows:

1.	The recommended plan is competitive compared with similar sized banks and the banking industry in general.

2.	The Board of Directors controls all aspects of the Plan.

3.	All employees are participants with the exception of Personal Bankers and Financial Services Representatives.

4.	The financial criteria necessary for plan operation consists of ROA, Growth in Core Deposits, and Efficiency Ratio Goals.

5.	Award distribution would be made during the first quarter of the following plan year.

6.	The categories of incentive plan participants are as follows:

Position Level	Range of Bonus Awards
Exempt 11	0% - 35%
Exempt 10	0% - 27%
Exempt 7 - 9	0% - 23%
Exempt 3 - 6	0% - 19%
Nonexempt 3 - 10	0% - 8%

UNITED BANK

West Springfield, Massachusetts

The Board of Directors of United Bank has established this Incentive Plan. The purpose of the plan is to meet and exceed financial goals and to promote a superior level of performance relative to the bank’s competition in its market area. Through payment of incentive compensation beyond base salaries, the plan provides reward for meeting and exceeding the bank’s financial goals as well as recognition of individual achievements for plan participants.

SECTION I - DEFINITIONS

Various terms used in the plan are defined as follows:

Base Salary: the base salary at the end of the plan year, excluding any bonuses, contributions to employee benefit programs, or other compensation not designated as salary.

Board of Directors: The Board of Directors of United Bank.

President & CEO: President and CEO of United Bank.

Performance Goals: Those pre-set objectives and goals which are required to activate distribution of awards under the plan.

Compensation Committee: The Compensation Committee of the Board of Directors of the Bank.

Plan Participants: All employees of the bank with the exception of Personal Bankers and the Financial Services Representatives.

Plan Year: The calendar year.

SECTION II - ELIGIBILITY TO PARTICIPATE

To be eligible for an award under the plan, a plan participant must be in regular full-time, reduced full-time or regular part-time service of the bank during the calendar year. If a plan participant leaves the employ of the bank during the plan year, he/she is not eligible to receive an award. However, if the active full-time service with the bank of a participant in the plan is terminated by death, disability, or retirement, as defined by the United Bank Retirement Plan Summary Plan Descriptions, a pro-rated award will be granted based on active service during the plan year. Pro-rated awards will also be granted for participants hired during the plan year, if the participant was on an approved leave of absence during the plan year and for those in a reduced full time or regular part time status.

SECTION III - ACTIVATING THE PLAN

The operation of the plan is predicated on attaining and exceeding performance goals. The goals will consist of ROA, core deposit growth, and Efficiency Ratio goals. The performance goals for the plan year are set forth in Appendix A. The plan will activate at .55 ROA for the entire plan.

SECTION IV - CALCULATION OF AWARDS

The Compensation Committee designates a rate of distribution for the award. The actual rate of distribution is based upon bank performance as shown in the matrix (Appendix B). The full Board of Directors will approve the final award distributions.

SECTION V - DISTRIBUTION OF AWARDS

Distribution of awards will be made during the first quarter following the plan year. Distribution of the incentive award must be approved by the Board of Directors. In the event of death, any approved award as outlined in Section II for distribution will become payable to the designated beneficiary of the participant as recorded under the bank’s group life insurance program, or in the absence of a valid designation, to the participant’s estate.

SECTION VI - PLAN ADMINISTRATION

The Compensation Committee shall, with respect to the plan, have full power and authority to construe, interpret and manage, control and administer this plan, and to pass and decide upon cases in conformity with the objectives of the plan under such rules as the Board of Directors of the bank may establish.

Any decision made or action taken by the Bank, the Board of Directors, or the Compensation Committee arising out of, or in connection with, the administration, interpretation, and effect of the plan shall be at their absolute discretion and will be conclusive and binding on all parties.

No member of the Board of Directors, Compensation Committee, or employee of the bank shall be liable for any act or action hereunder, whether of omission or commission, by a plan participant or employee or by any agent to whom duties in connection with the administration of the plan have been delegated in accordance with the provision of the plan.

SECTION VII - AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION

The bank reserves the right, by and through its Board of Directors to amend, modify, suspend, reinstate or terminate all or part of the plan. Management will communicate to each participant any amendment, suspension or termination or any material modification of the plan.

SECTION VIII - EFFECTIVE DATE OF THE PLAN

The effective date of the plan shall be January 1, 2004 and the January 1 of each calendar year for succeeding plan years.

SECTION IX - EMPLOYER RELATION WITH PARTICIPANTS

Neither establishment nor the maintenance of the plan shall be construed as conferring any legal rights upon any participant or any person for a continuation of employment, nor shall it interfere with the right of an employer to discharge any participant or otherwise deal with him/her without regard to the existence of the plan.

SECTION X - GOVERNING LAW

Except to the extent pre-empted under federal law, the provisions of the plan shall be construed, administered and enforced in accordance with the domestic internal law of the State of Massachusetts. In the event of relevant changes in the Internal Revenue Code, related rulings and regulations, or changes imposed by other regulatory agencies affecting the continued appropriateness of the plan and awards made thereunder, the Board may, at its sole discretion, accelerate or change the manner of payments of any unpaid awards or amend the provisions of the plan.

SECTION XI - PRESIDENT’S DISCRETION

The President & CEO will review the amounts to be awarded to individual participants in the incentive plan. To be eligible for a full award under the plan, a plan participant’s most recent performance appraisal must meet acceptable standards, defined as a “Meets Most” performance rating. A pro-rated award of 50% will be allowed for a “Meets Some” performance rating. There will be no award if under a written warning at the time the awards are approved by the Board of Directors.

The President may recommend to the Board of Directors an adjustment to a bonus award for an individual if their performance warrants. Board of Directors may adjust the President & CEO’s bonus award.

APPENDIX A

UNITED BANK

West Springfield, Massachusetts

2004 Performance Goals

	Weight	2004 Budget
1) ROA	50%	.73
2) Growth in Core Deposits	30%	15%
3) Efficiency Ratio	20%	66.33%

Appendix B

EXEMPT LEVEL 11

ROA Goal =50%	Award Based on ROA	Growth in Core Deposits = 30%	Award Based on Growth in Deposits	Effic. Ratio Goal = 20%	Award Based On Effic. Ratio	Total Award
0.580	5.78%	12.00	3.47%	68.00	2.31%	11.56%
0.650	8.66%	13.50	5.20%	67.00	3.46%	17.32%
0.730	11.55%	15.00	6.93%	66.00	4.62%	23.10%
0.800	14.44%	16.50	8.66%	65.00	5.77%	28.87%
0.880	17.33%	18.00	10.40%	64.00	6.93%	34.66%

EXEMPT LEVEL 10

ROA Goal =50%	Award Based on ROA	Growth in Core Deposits = 30%	Award Based on Growth in Deposits	Effic. Ratio Goal = 20%	Award Based On Effic. Ratio	Total Award
0.580	5.78%	12.00	3.47%	68.00	2.31%	11.56%
0.650	7.70%	13.50	4.62%	67.00	3.08%	15.40%
0.730	9.63%	15.00	5.78%	66.00	3.85%	19.26%
0.800	11.55%	16.50	6.93%	65.00	4.62%	23.10%
0.880	13.48%	18.00	8.09%	64.00	5.39%	26.96%

EXEMPT LEVELS 7-9

ROA Goal =50%	Award Based on ROA	Growth in Core Deposits = 30%	Award Based on Growth in Deposits	Effic. Ratio Goal = 20%	Award Based On Effic. Ratio	Total Award
0.580	3.85%	12.00	2.31%	68.00	1.54%	7.70%
0.650	5.78%	13.50	3.47%	67.00	2.31%	11.56%
0.730	7.70%	15.00	4.62%	66.00	3.08%	15.40%
0.800	9.63%	16.50	5.78%	65.00	3.85%	19.26%
0.880	11.55%	18.00	6.93%	64.00	4.62%	23.10%

EXEMPT LEVELS 3 - 6

ROA Goal =50%	Award Based on ROA	Growth in Core Deposits = 30%	Award Based on Growth in Deposits	Effic. Ratio Goal = 20%	Award Based On Effic. Ratio	Total Award
0.580	1.93%	12.00	1.16%	68.00	0.77%	3.86%
0.650	3.85%	13.50	2.31%	67.00	1.54%	7.70%
0.730	5.78%	15.00	3.47%	66.00	2.31%	11.56%
0.800	7.70%	16.50	4.62%	65.00	3.08%	15.40%
0.880	9.63%	18.00	5.78%	64.00	3.85%	19.26%

NONEXEMPT LEVELS 3-10

ROA Goal =50%	Award Based on ROA	Growth in Core Deposits = 30%	Award Based on Growth in Deposits	Effic. Ratio Goal = 20%	Award Based On Effic. Ratio	Total Award
0.580	1.54%	12.00	0.92%	68.00	0.62%	3.08%
0.650	2.12%	13.50	1.27%	67.00	0.85%	4.24%
0.730	2.70%	15.00	1.62%	66.00	1.08%	5.40%
0.800	3.27%	16.50	1.96%	65.00	1.31%	6.54%
0.880	3.85%	18.00	2.31%	64.00	1.54%	7.70%

UNITED BANK

West Springfield, Massachusetts

INCENTIVE PLAN

2005

UNITED BANK

West Springfield, Massachusetts

INCENTIVE PLAN

Table of Contents

Page
Introduction and Highlights of Incentive Plan for 2005	1-2

Incentive Plan

Section I - Definitions	3

Section II - Participation	4

Section III - Activating the Plan	4

Section IV - Calculation of Awards	4

Section V - Distribution of Awards	5

Section VI - Plan Administration	5

Section VII - Amendment, Modification, Suspension or Termination	5

Section VIII - Effective Date	6

Section IX - Employer Relations with Participants	6

Section X - Governing Law	6

Section XI - President’s Discretion	6

2005 Performance Goals	Appendix A

Distribution of Awards	Appendix B

UNITED BANK

West Springfield, Massachusetts

Introduction and Highlights of

Incentive Plan for 2005

Thomas Warren and Associates has been retained by the United Bank to develop an incentive plan. It is important to examine the benefits which accrue to the organization through the operation of the incentive plan.

•	Provides Motivation: The opportunity for incentive awards provides all employees with the impetus to “stretch” for challenging, yet attainable, goals.

•	Provides Retention: by enhancing the bank’s competitive compensation posture.

•	Provides Team Building: by making the incentive award dependent on the attainment of bank goals, a “team orientation” is fostered among all employees.

•	Provides Competitive Compensation Strategy: The implementation of incentive arrangements is common in the banking industry today.

The highlights of the incentive plan included in the following pages are as follows:

1.	The recommended plan is competitive compared with similar sized banks and the banking industry in general.

2.	The Board of Directors controls all aspects of the Plan.

3.	All employees are participants with the exception of Personal Bankers and Financial Services Representatives.

4.	The financial criteria necessary for plan operation consists of ROA, Growth in Core Deposits, and Efficiency Ratio Goals.

5.	Award distribution would be made during the first quarter of the following plan year.

6.	The categories of incentive plan participants are as follows:

Position Level	Range of Bonus Awards
Exempt 11	0% - 45%
Exempt 10	0% - 37.5%
Exempt 7 - 9	0% - 30%
Exempt 3 - 6	0% - 22.5%
Nonexempt 3 - 10	0% - 10.5%

UNITED BANK

West Springfield, Massachusetts

The Board of Directors of United Bank has established this Incentive Plan. The purpose of the plan is to meet and exceed financial goals and to promote a superior level of performance relative to the bank’s competition in its market area. Through payment of incentive compensation beyond base salaries, the plan provides reward for meeting and exceeding the bank’s financial goals as well as recognition of individual achievements for plan participants.

SECTION I - DEFINITIONS

Various terms used in the plan are defined as follows:

Base Salary: the base salary at the end of the plan year, excluding any bonuses, contributions to employee benefit programs, or other compensation not designated as salary.

Board of Directors: The Board of Directors of United Bank.

President & CEO: President and CEO of United Bank.

Performance Goals: Those pre-set objectives and goals which are required to activate distribution of awards under the plan.

Compensation Committee: The Compensation Committee of the Board of Directors of the Bank.

Plan Participants: All employees of the bank with the exception of Personal Bankers and the Financial Services Representatives.

Plan Year: The calendar year.

SECTION II - ELIGIBILITY TO PARTICIPATE

To be eligible for an award under the plan, a plan participant must be in regular full-time, reduced full-time or regular part-time service of the bank during the calendar year. If a plan participant leaves the employ of the bank during the plan year, he/she is not eligible to receive an award. However, if the active full-time service with the bank of a participant in the plan is terminated by death, disability, or retirement, as defined by the United Bank Retirement Plan Summary Plan Descriptions, a pro-rated award will be granted based on active service during the plan year. Pro-rated awards will also be granted for participants hired during the plan year, if the participant was on an approved leave of absence during the plan year and for those in a reduced full time or regular part time status.

SECTION III - ACTIVATING THE PLAN

The operation of the plan is predicated on attaining and exceeding performance goals. The goals will consist of core deposit growth, total loan growth and a discretionary goal. The performance goals for the plan year are set forth in Appendix A. The plan will activate at .60 ROA for the entire plan.

SECTION IV - CALCULATION OF AWARDS

The Compensation Committee designates a rate of distribution for the award. The actual rate of distribution is based upon bank performance as shown in the matrix (Appendix B). The full Board of Directors will approve the final award distributions.

SECTION V - DISTRIBUTION OF AWARDS

Distribution of awards will be made during the first quarter following the plan year. Distribution of the incentive award must be approved by the Board of Directors. In the event of death, any approved award as outlined in Section II for distribution will become payable to the designated beneficiary of the participant as recorded under the bank’s group life insurance program, or in the absence of a valid designation, to the participant’s estate.

SECTION VI - PLAN ADMINISTRATION

The Compensation Committee shall, with respect to the plan, have full power and authority to construe, interpret and manage, control and administer this plan, and to pass and decide upon cases in conformity with the objectives of the plan under such rules as the Board of Directors of the bank may establish.

Any decision made or action taken by the Bank, the Board of Directors, or the Compensation Committee arising out of, or in connection with, the administration, interpretation, and effect of the plan shall be at their absolute discretion and will be conclusive and binding on all parties.

No member of the Board of Directors, Compensation Committee, or employee of the bank shall be liable for any act or action hereunder, whether of omission or commission, by a plan participant or employee or by any agent to whom duties in connection with the administration of the plan have been delegated in accordance with the provision of the plan.

SECTION VII - AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION

The bank reserves the right, by and through its Board of Directors to amend, modify, suspend, reinstate or terminate all or part of the plan. Management will communicate to each participant any amendment, suspension or termination or any material modification of the plan.

SECTION VIII - EFFECTIVE DATE OF THE PLAN

The effective date of the plan shall be January 1, 2005 and the January 1 of each calendar year for succeeding plan years.

SECTION IX - EMPLOYER RELATION WITH PARTICIPANTS

Neither establishment nor the maintenance of the plan shall be construed as conferring any legal rights upon any participant or any person for a continuation of employment, nor shall it interfere with the right of an employer to discharge any participant or otherwise deal with him/her without regard to the existence of the plan.

SECTION X - GOVERNING LAW

Except to the extent pre-empted under federal law, the provisions of the plan shall be construed, administered and enforced in accordance with the domestic internal law of the Commonwealth of Massachusetts. In the event of relevant changes in the Internal Revenue Code, related rulings and regulations, or changes imposed by other regulatory agencies affecting the continued appropriateness of the plan and awards made thereunder, the Board may, at its sole discretion, accelerate or change the manner of payments of any unpaid awards or amend the provisions of the plan.

SECTION XI - PRESIDENT’S DISCRETION

The President & CEO will review the amounts to be awarded to individual participants in the incentive plan. To be eligible for a full award under the plan, a plan participant’s most recent performance appraisal must meet acceptable standards, defined as a “Meets Most” performance rating. A pro-rated award of 50% will be allowed for a “Meets Some” performance rating. There will be no award if under a written warning at the time the awards are approved by the Board of Directors.

The President may recommend to the Board of Directors an adjustment to a bonus award for an individual if their performance warrants. Board of Directors may adjust the President & CEO’s bonus award.

APPENDIX A

UNITED BANK

West Springfield, Massachusetts

2005 Performance Goals

	Weight	2005 Goal
1) Growth in Core Deposits*	25%	5%
2) Growth in Total Loans	25%	10%
3) Discretionary**	50%	100% performance

*	already takes into account potential loss of core account dollars due to stock purchase

**	This goal will be an assessment by the Compensation Committee of the Board as to how the bank did in terms of working through the offering during 2005

Appendix B

EXEMPT LEVEL 11

Growth in Core Deposits = Goal =25%	Award Based on Growth in Deposits	Growth in Total Loans= Goal =25%	Award Based on Growth in Total Loans	Discretionary Goal = 50%	Award Based On Discretionary	Total Award
<4.00	0.00%	<8.00	0.00%	<80%	0.00%	0.00%
4.00	3.75%	8.00	3.75%	80%	7.50%	15.00%
4.50	5.63%	9.00	5.63%	90%	11.25%	22.50%
5.00	7.50%	10.00	7.50%	100%	15.00%	30.00%
5.50	9.38%	11.00	9.38%	110%	18.75%	37.50%
6.00	11.25%	12.00	11.25%	120%	22.50%	45.00%
>6.00	11.25%	>12.00	11.25%	>120%	22.50%	45.00%

EXEMPT LEVEL 10

Growth in Core Deposits = Goal =25%	Award Based on Growth in Deposits	Growth in Total Loans= Goal =25%	Award Based on Growth in Total Loans	Discretionary Goal = 50%	Award Based On Discretionary	Total Award
<4.00	0.00%	<8.00	0.00%	<80%	0.00%	0.00%
4.00	3.13%	8.00	3.13%	80%	6.25%	12.50%
4.50	4.69%	9.00	4.69%	90%	9.38%	18.75%
5.00	6.25%	10.00	6.25%	100%	12.50%	25.00%
5.50	7.81%	11.00	7.81%	110%	15.63%	31.25%
6.00	9.38%	12.00	9.38%	120%	18.75%	37.50%
>6.00	9.38%	>12.00	9.38%	>120%	18.75%	37.50%

EXEMPT LEVELS 7 - 9

Growth in Core Deposits = Goal =25%	Award Based on Growth in Deposits	Growth in Total Loans= Goal =25%	Award Based on Growth in Total Loans	Discretionary Goal = 50%	Award Based On Discretionary	Total Award
<4.00	0.00%	<8.00	0.00%	<80%	0.00%	0.00%
4.00	2.50%	8.00	2.50%	80%	5.00%	10.00%
4.50	3.75%	9.00	3.75%	90%	7.50%	15.00%
5.00	5.00%	10.00	5.00%	100%	10.00%	20.00%
5.50	6.25%	11.00	6.25%	110%	12.50%	25.00%
6.00	7.50%	12.00	7.50%	120%	15.00%	30.00%
>6.00	7.50%	>12.00	7.50%	>120%	15.00%	30.00%

EXEMPT LEVELS 3 - 6

Growth in Core Deposits = Goal =25%	Award Based on Growth in Deposits	Growth in Total Loans= Goal =25%	Award Based on Growth in Total Loans	Discretionary Goal = 50%	Award Based On Discretionary	Total Award
<4.00	0.00%	<8.00	0.00%	<80%	0.00%	0.00%
4.00	1.88%	8.00	1.88%	80%	3.75%	7.50%
4.50	2.81%	9.00	2.81%	90%	5.63%	11.25%
5.00	3.75%	10.00	3.75%	100%	7.50%	15.00%
5.50	4.69%	11.00	4.69%	110%	9.38%	18.75%
6.00	5.63%	12.00	5.63%	120%	11.25%	22.50%
>6.00	5.63%	>12.00	5.63%	>120%	11.25%	22.50%

NONEXEMPT LEVELS 3-10

Growth in Core Deposits = Goal =25%	Award Based on Growth in Deposits	Growth in Total Loans= Goal =25%	Award Based on Growth in Total Loans	Discretionary Goal = 50%	Award Based On Discretionary	Total Award
<4.00	0.00%	<8.00	0.00%	<80%	0.00%	0.00%
4.00	0.88%	8.00	0.88%	80%	1.75%	3.50%
4.50	1.31%	9.00	1.31%	90%	2.63%	5.25%
5.00	1.75%	10.00	1.75%	100%	3.50%	7.00%
5.50	2.19%	11.00	2.19%	110%	4.38%	8.75%
6.00	2.63%	12.00	2.63%	120%	5.25%	10.50%
>6.00	2.63%	>12.00	2.63%	>120%	5.25%	10.50%